    As filed with the Securities and Exchange Commission on September 1, 1994
                            File No. 33-_____________

- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                   __________

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                   __________

                          MORRISON KNUDSEN CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                    82-0393735
 (State or other jurisdiction                       (I.R.S. Employer
of incorporation or organization)                  Identification No.)

        MORRISON KNUDSEN PLAZA, 720 PARK BOULEVARD, BOISE, IDAHO   83729
               (Address of Principal Executive Offices) (Zip Code)

              MORRISON KNUDSEN CORPORATION STOCK COMPENSATION PLAN
                            (Full Title of the Plan)

                                DAVID A. CHANNER
                            ASSOCIATE GENERAL COUNSEL
                          MORRISON KNUDSEN CORPORATION
         MORRISON KNUDSEN PLAZA, 720 PARK BOULEVARD, BOISE, IDAHO  83729
                     (Name and address of agent for service)

                                 (208) 386-5000
          (Telephone Number, Including Area Code, of Agent for Service)


                         CALCULATION OF REGISTRATION FEE

- --------------------------------------------------------------------------------
                                         Proposed       Proposed
      Title of                           maximum        maximum
     Securities              Amount      offering      aggregate     Amount of
       to be                  to be      price per      offering    registration
     Registered           registered(1)  share (2)      price (1)      fee
- --------------------------------------------------------------------------------
Common Stock, par value
$1.66-2/3 per share ...    1,500,000      $13.625     $20,437,500     $7,047.46

- --------------------------------------------------------------------------------

(1) This Registration Statement also covers any additional shares that may hereafter become issuable as a result of the adjustment and anti-dilution provisions of the Registrant's Stock Compensation Plan.

(2) Determined in accordance with Rule 457(h), the registration fee calculation is based on the average of the high and low sales prices per share of the Registrant's Common Stock reported on the New York Stock Exchange on
     August 29, 1994.

PART II.  INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents are incorporated by reference into this Registration Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993.

     (2) All reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since December 31, 1993.

     (3) The description of the Common Stock contained in "Business to be Transacted--2. Plan of Reorganization--Holding Company Common" in the Company's Proxy Statement/Prospectus dated March 5, 1985, which is filed as Exhibit 28.4 to the Company's Registration Statement on Form 8-B filed pursuant to Section 12(b) of the Exchange Act, dated May 6, 1985.

     (4) The description of the Company's Common Stock Purchase Rights under the Company's Stockholder Rights Plan contained under the caption "Description of Capital Stock-Stockholder Rights Plan" in the Company's Registration Statement on Form S-3 (No. 33-33934) filed with the Commission on March 26, 1990.

     All other reports subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing such documents.


ITEM 4.   DESCRIPTION OF SECURITIES.  Not applicable.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The legality of the Common Stock of the Company which may be issued upon exercise of stock options, stock options with stock appreciation rights, stock options with limited stock appreciation rights, stock appreciation rights, or awards of restricted stock under the Plan has been passed upon by David A. Channer, Esq., who is an attorney for the Company, a full-time employee of the Company and is eligible to participate in the Plan.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor . . . [by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the Court of Chancery or such other court shall deem proper."

     The Company's Restated Certificate of Incorporation, as amended, Article Eleventh, provides that each person who is or was or who had agreed to become a director or officer of the Company or who had agreed at the request of the Company's Board of Directors or an officer of the Company to serve as an employee or agent of the Company or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Company to the full extent permitted by the DGCL or any other applicable laws. Such article also provides that the Company may enter into one or more agreements with any person which provides for indemnification greater or different than that provided in such Article Eleventh, and that no amendment or repeal of Article Eleventh shall apply to or have any effect on the right to indemnification permitted or authorized thereunder for or with respect to claims asserted before or after such amendment or repeal arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal.

     Section 45 of the Company's bylaws provides that the Company shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or a proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate was or is a director, officer, or employee of the Company or any predecessor of the Company or serves or served any other enterprise as a director, officer or employee at the request of the Company or any predecessor of the Company.

     The Company has entered into indemnification agreements with its directors and certain of its officers.

     The Company has purchased and maintains insurance on behalf of any person who is or was a director or officer against any loss arising from any claim asserted against him and incurred by him in any such capacity, subject to certain exclusions.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.  Not applicable.

ITEM 8.   EXHIBITS.

     The exhibits filed as part of this Registration Statement are as follows:

NUMBER AND DESCRIPTION OF EXHIBIT

4.1 Restated Certificate of Incorporation of the Registrant including all amendments thereto (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (No. 33-55402) filed on December 4, 1992, and incorporated herein by reference).

4.2 Restated Bylaws of the Registrant including all amendments thereto (filed as Exhibit 3.2 to the Registrant's Form 10-K Annual Report for the year ended December 31, 1992, and incorporated herein by reference).

4.3 Specimen Common Stock Certificate (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-3 (No. 33-40502) filed on May 10, 1991, and incorporated herein by reference).

4.4 Rights Agreement dated as of June 12, 1986 (the "Rights Agreement") between the Registrant and Chemical Trust Company of California as Rights Agent (filed as Exhibit 2.1 to the Registrant's Registration Statement on Form 8-A dated June 25, 1986, and incorporated herein by reference), and Amendment to the Rights Agreement dated July 7, 1988 (filed as Exhibit 28 to the Registrant's Current Report on Form 8-K dated July 7, 1988, and incorporated herein by reference).

5.1*  Opinion of David A. Channer, Associate General Counsel to the Company.

23.1  Consent of Counsel (included in Exhibit 5.1 filed herewith).

23.2* Consent of DELOITTE & TOUCHE LLP.

24.1* Powers of Attorneys.

- -------------------------
*Filed herewith.

ITEM 9.   UNDERTAKINGS

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of The Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, offer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boise, State of Idaho, on August 31, 1994.

                                        MORRISON KNUDSEN CORPORATION


                                        By:    /s/  Stephen G. Hanks
                                             -----------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President -
                                             Finance and Administration


     Pursuant to the requirements of the Securities Act of 1933, this registration statement, or amendment thereto, has been signed by the following persons in the capacities and on the date indicated.


        Signature                          Title                      Date
        ---------                          -----                      ----
                                Chairman, President and Chief
 /s/ William J. Agee  *         Executive Officer (Principal     August 31, 1994
- ----------------------------    Executive Officer and
    (William J. Agee)           Director)


                                Executive Vice President -
 /s/ Stephen G. Hanks           Finance and Administration
- ----------------------------    (Principal Financial Officer)    August 31, 1994
   (Stephen G. Hanks)


 /s/ Mark E. Howland            Vice President and Controller
- ----------------------------    (Principal Accounting Officer)   August 31, 1994
   (Mark E. Howland)


 /s/ John Arrillaga  *          Director                         August 31, 1994
- ----------------------------
    (John Arrillaga)


 /s/ Zbigniew Brzezinski *      Director                         August 31, 1994
- ----------------------------
   (Zbigniew Brzezinski)

                                      II-6


 /s/ William P. Clark  *        Director                         August 31, 1994
- ----------------------------
   (William P. Clark)


 /s/ Lindsay E. Fox  *          Director                         August 31, 1994
- ----------------------------
   (Lindsay E. Fox)


 /s/ C. B. Hemmeter *           Director                         August 31, 1994
- ----------------------------
   (C. B. Hemmeter)


 /s/ Peter S. Lynch *           Director                         August 31, 1994
- ----------------------------
    Peter S. Lynch)


- ----------------------------    Director                         August 31, 1994
  (Robert A. McCabe)


- ----------------------------    Director                         August 31, 1994
   (Irene C. Peden)


 /s/ Gerard R. Roche *          Director                         August 31, 1994
- ----------------------------
   (Gerard R. Roche)


 /s/ John W. Rogers, Jr. *      Director                         August 31, 1994
- ----------------------------
   (John W. Rogers, Jr.)


- ----------------------------    Director                         August 31, 1994
   (Peter V. Ueberroth)



     *Stephen G. Hanks, by signing his name hereto, does hereby sign this Registration Statement on behalf of each of the above-named officers and directors of Morrison Knudsen Corporation on this 31st day of August, 1994, pursuant to powers of attorney executed by each such officer and director.


By:    /s/  Stephen G. Hanks
    -------------------------------------
     Stephen G. Hanks
     Attorney-in-Fact

                                  EXHIBIT INDEX


NUMBER AND DESCRIPTION OF EXHIBIT

4.1 Restated Certificate of Incorporation of the Registrant including all amendments thereto (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (No. 33-55402) filed on December 4, 1992, and incorporated herein by reference).

4.2 Restated Bylaws of the Registrant including all amendments thereto (filed as Exhibit 3.2 to the Registrant's Form 10-K Annual Report for the year ended December 31, 1992, and incorporated herein by reference).

4.3 Specimen Common Stock Certificate (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-3 (No. 33-40502) filed on May 10, 1991, and incorporated herein by reference).

4.4 Rights Agreement dated as of June 12, 1986 (the "Rights Agreement") between the Registrant and Chemical Trust Company of California as Rights Agent (filed as Exhibit 2.1 to the Registrant's Registration Statement on Form 8-A dated June 25, 1986, and incorporated herein by reference), and Amendment to the Rights Agreement dated July 7, 1988 (filed as Exhibit 28 to the Registrant's Current Report on Form 8-K dated July 7, 1988, and incorporated herein by reference).

5.1*  Opinion of David A. Channer, Associate General Counsel to the Company.

23.1  Consent of Counsel (included in Exhibit 5.1 filed herewith).

23.2* Consent of DELOITTE & TOUCHE LLP.

24.1* Powers of Attorneys.




- -------------------------
*Filed herewith.

                                                                     Exhibit 5.1

MORRISON KNUDSEN CORPORATION

MORRISON KNUDSEN CORPORATION
P. O. BOX 73/BOISE, IDAHO U.S.A.  83729
PHONE:  (208)386-5395/TELEX:368439
FAX: (208)386-6421

DAVID A. CHANNER
ASSOCIATE GENERAL COUNSEL


August 25, 1994


Morrison Knudsen Corporation
P. O. Box 73
Boise, Idaho  83729

RE:   MORRISON KNUDSEN CORPORATION STOCK COMPENSATION PLAN
      FORM S-8 REGISTRATION STATEMENT

Gentlemen:

The undersigned has acted as counsel for Morrison Knudsen Corporation, a Delaware corporation (the "Company"), in the preparation of the referenced Form S-8 Registration Statement relating to the Company's Stock Compensation Plan (the "Plan") and the proposed offer of up to 1,500,000 shares of the Company's common stock, $1.66-2/3 par value (hereinafter referred to as "Common Stock"). In connection with the preparation of said Registration Statement, I have examined originals or copies of corporate records, certificates of public officials and of officers of the Company and other instruments relating to the authorization and issuance of such shares of Common Stock as we have deemed relevant and necessary for the opinion hereinafter expressed.

On the basis of the foregoing, it is my opinion that the Plan and the proposed offer thereunder of up to 1,500,000 shares of Common Stock have been duly authorized by the Board of Directors of the Company, and the shares, when issued in accordance with the terms and conditions of the Plan, will be legally issued, fully paid and nonassessable.

I hereby consent to the filing of this opinion as an exhibit to said Registration Statement on Form S-8 and further consent to the use of my name wherever appearing in the Registration Statement.

Sincerely,

/s/ David A. Channer

David A. Channer
Associate General Counsel

DAC:tla

                                                                    Exhibit 23.2




                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Morrison Knudsen Corporation on Form S-8 of the report of DELOITTE & TOUCHE LLP dated February 8, 1994 appearing in the Annual Report on Form 10-K of Morrison Knudsen Corporation for the year ended December 31, 1993.

 /s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boise, Idaho
August 30, 1994

                                POWER OF ATTORNEY                   Exhibit 24.1


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                    /s/ William J. Agee
                                   ---------------------------------------------
                                   William J. Agee
                                   Chairman, President and
                                   Chief Executive Officer

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                         /s/ John Arrillaga
                                        ----------------------------------------
                                        John Arrillaga

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                         /s/ Zbigniew Brzezinski
                                        ----------------------------------------
                                        Zbigniew Brzezinski

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                         /s/ William P. Clark
                                        ----------------------------------------
                                        William P. Clark

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                         /s/ Lindsay E. Fox
                                        ----------------------------------------
                                        Lindsay E. Fox

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                         /s/ Christopher B. Hemmeter
                                        ----------------------------------------
                                        Christopher B. Hemmeter

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                         /s/ Peter S. Lynch
                                        ----------------------------------------
                                        Peter S. Lynch

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                          /s/ Gerard R. Roche
                                        ----------------------------------------
                                        Gerard R. Roche

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), does hereby appoint James F. Cleary, Jr., Stephen G. Hanks, and
Mark E. Howland, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the Company's Registration Statement on Form S-8, including all amendments and post-effective amendments thereto (collectively, the "Registration Statement"), relating to the proposed offer of up to an aggregate of 1,500,000 shares of Morrison Knudsen Corporation Common Stock, $1.66-2/3 par value, to be issued upon the award of restricted stock, or the exercise of stock options, stock appreciation rights and limited stock appreciation rights, under the Morrison Knudsen Corporation Stock Compensation Plan, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of August, 1994.



                                         /s/ John W. Rogers, Jr.
                                        ----------------------------------------
                                        John W. Rogers, Jr.